SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 16, 2001


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


   United States                333-32591                      58-1897792
   -------------                ---------                      ----------
  (State or other              (Commission                    (IRS Employer
   jurisdiction                 File No.)                  Identification No.)
  of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia               30144
---------------------------------------------               ------
  (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  2001  to  the   Series   1997-2
                     Certificateholders on April 16, 2001.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  2001  to  the   Series   1998-1
                     Certificateholders on April 16, 2001.

Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

        99.1 Series 1997-2 Certificateholders Statement for the month of March 2001.

        99.2 Series 1998-1 Certificateholders Statement for the month of March 2001.


                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FNANB CREDIT CARD
                              MASTER TRUST


                              By:       FIRST NORTH AMERICAN
                                        NATIONAL BANK, as
                                        Transferor and Servicer


                              By:
                                        ---------------------------------------
                                        Michael T. Chalifoux
                                        Chairman of the Board

Date:      April 16, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS


      Exhibit
      Number         Exhibit


        99.1 Series 1997-2 Certificateholders Statement for the month of March 2001.


        99.2 Series 1998-1 Certificateholders Statement for the month of March 2001.